UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 20, 2019

CF 2019-CF3 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001793744)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001515166)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

KeyBank National Association

(Central Index Key number: 0001089877)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-228697-03	27-5333184
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

110 East 59th Street
New York, New York	10022
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.              Other Events.

On December 20, 2019 (the “Closing Date”), CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator and trustee, of CF 2019-CF3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CF3 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”), and (iii) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $684,103,000, were sold to Cantor Fitzgerald & Co. (“CF&Co.”), Deutsche Bank Securities Inc. (“DBSI”), KeyBanc Capital Markets Inc. (“KeyBanc”), CastleOak Securities, L.P. (“CastleOak”) and Drexel Hamilton, LLC (“Drexel” and together with CF&Co., DBSI, KeyBanc and CastleOak, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 9, 2019 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CF&Co., DBSI and KeyBanc are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s preliminary prospectus, dated December 2, 2019, and by the prospectus, dated December 9, 2019 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $83,474,113, were sold to CF&Co., DBSI and KeyBanc (together with CF&Co. and DBSI in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of December 9, 2019, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The VRR Interest was delivered by the Depositor to KeyBank (as defined below) as partial consideration for the Mortgage Loans (as defined below) sold by KeyBank to the Depositor.

The Certificates represent, in the aggregate, the entire beneficial ownership in CF 2019-CF3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of a pool of 48 fixed-rate mortgage loans (the “Mortgage Loans”), each evidenced by one or more promissory notes, secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee and/or leasehold estate of the related borrowers in 67 commercial, multifamily or manufactured housing properties. The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2019 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and

CCRE, (ii) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2019 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC and (iii) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2019 (the “KeyBank Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement and the SMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and KeyBank. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSA, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Non-Serviced PSA (if any)
Parklawn Building	4.9	4.8
Century Plaza Towers	4.10	4.7
DC Mixed Use Portfolio VI	4.11	N/A
Wells Fargo Place	4.12	4.8
225 Bush	4.13	4.3
180 Water	4.14	4.6
3 Columbus Circle	4.15	4.2
Park Central Tower	4.16	4.5
Airport Square	4.17	N/A
Bushwick Avenue Portfolio	4.18	4.4

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, SMC and KeyBank. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,331,537, were approximately $800,615,317.66. Of the expenses paid by the Depositor, approximately $39,000 were paid directly to affiliates of the Depositor, $550,433 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,781,105 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule I thereto) and in the Depositor’s Prospectus, dated December 9, 2019. The related registration statement (file no. 333-228697) was originally declared effective on March 8, 2019. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

KeyBank will act as primary servicer with respect to the Mortgage Loans sold to the Depositor by KeyBank pursuant to (i) that certain Primary Servicing Agreement, dated as of December 1, 2019 and as to which an executed version is attached hereto as Exhibit 99.4, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer under the Pooling and Servicing Agreement, and KeyBank as primary servicer, and (ii) that certain Primary Servicing Agreement that governs the primary servicing of the Parklawn Building Whole Loan, dated as of November 1, 2019 and as to which an executed version is attached hereto as Exhibit 99.5, between Wells Fargo Bank, National Association, as master servicer under the applicable Non-Serviced PSA, and KeyBank, as primary servicer.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Benchmark 2019-B10 PSA
Exhibit 4.3	Benchmark 2019-B14 PSA
Exhibit 4.4	CF 2019-CF2 PSA
Exhibit 4.5	CGCMT 2019-C7 PSA
Exhibit 4.6	COMM 2019-GC44 PSA
Exhibit 4.7	CPTS 2019-CPT TSA
Exhibit 4.8	MSC 2019-L3 PSA
Exhibit 4.9	Parklawn Building Co-Lender Agreement
Exhibit 4.10	Century Plaza Towers Co-Lender Agreement
Exhibit 4.11	DC Mixed Use Portfolio VI Co-Lender Agreement
Exhibit 4.12	Wells Fargo Place Co-Lender Agreement
Exhibit 4.13	225 Bush Co-Lender Agreement
Exhibit 4.14	180 Water Co-Lender Agreement
Exhibit 4.15	3 Columbus Circle Co-Lender Agreement
Exhibit 4.16	Park Central Tower Co-Lender Agreement
Exhibit 4.17	Airport Square Co-Lender Agreement
Exhibit 4.18	Bushwick Avenue Portfolio Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 20, 2019
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 20, 2019 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 20, 2019 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 9, 2019, which such certification is dated December 9, 2019

Exhibit 99.1	CCRE Mortgage Loan Purchase Agreement
Exhibit 99.2	SMC Mortgage Loan Purchase Agreement
Exhibit 99.3	KeyBank Mortgage Loan Purchase Agreement
Exhibit 99.4	Primary Servicing Agreement, dated as of December 1, 2019, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer
Exhibit 99.5	Primary Servicing Agreement, dated as of November 1, 2019, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2019	CCRE Commercial Mortgage Securities, L.P.
	By:	/s/ Gary Stellato
Name: Gary Stellato
Title: Secretary

CF 2019-CF3 – Form 8-K (Closing)